Contingent Liabilities	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Contingent Liabilities
35.	CONTINGENT LIABILITIES
Randgold and Exploration summons
On 21 August 2008, Gold Fields Operations Limited, or GFO, formerly known as Western Areas Limited, a subsidiary of Gold Fields, received a summons from Randgold and Exploration Company Limited, or R&E, and African Strategic Investment (Holdings) Limited. The summons claims that during the period that GFO was under the control of Brett Kebble, Roger Kebble and others, GFO assisted in the unlawful disposal of shares owned by R&E in Randgold Resources Limited, or Resources, and Afrikander Lease Limited, now Uranium One.
The claims have been computed in various ways. The highest claims have been computed on the basis of the highest prices of Resources and Uranium One shares between the dates of the alleged thefts and May 2017 (approximately R43.7 billion). The alternative claims are computed based on the value of the shares as at the date of judgment (which is not yet calculable), plus dividend amounts that would have been received and based on the market value of the shares at the time they were allegedly misappropriated, plus dividends that would have been received (cumulatively equating to approximately R26.9 billion).
Simultaneously with delivering its plea, GFO joined certain third parties to the action (namely JCI Limited, JC Lamprecht, RAR Kebble and the deceased and insolvent estate of BK Kebble), in order to enable it to claim compensation against such third parties in the event that the plaintiffs are successful in one or more of their claims. In addition, notices in terms of section 2(2)(b) of the Apportionment of Damages Act, 1956 were served on various parties by GFO, in order to enable it to make a claim for a contribution against such parties in terms of the Apportionment of Damages Act, should the plaintiffs be successful in one or more of its claims.
The matter has been allocated to the commercial court of the Gauteng Local Division, Johannesburg, as a result of which it will be case managed by the Judge assigned to the matter, in order to ensure that it progresses expeditiously to trial.
GFO’s assessment is that it has sustainable defences to these claims and, accordingly, GFO’s attorneys have been instructed to vigorously defend the claims.
The ultimate outcome of the claims cannot presently be determined and, accordingly, no adjustment for any effects on the Group that may result from these claims, if any, has been made in the consolidated financial statements.
Silicosis
Class action
The Settlement Agreement in the silicosis and tuberculosis class action litigation has become operational on 10 December 2019. A settlement trust, known as the Tshiamiso Trust, has been established to carry out the terms of the Settlement Agreement and is responsible for ensuring that all eligible current and former mineworkers across southern Africa with silicosis or work-related TB (or their dependants where the mineworker has passed away) are compensated. The Board of Trustees are chaired by Professor May Hermanus as an independent trustee.
Over the course of 2020, the Tshiamiso Trust worked to create the capacity and establish the systems to begin to deliver on its mandate. However, the
Covid-19
pandemic has had a significant impact on the work of the Trust. During October 2020, the Trust identified a test group of potential claimants. On 3 December 2020, the Trust made its first payments to six of these claimants. Each recipient received R250 000.

Financial provision
Gold Fields has provided for the estimated cost of the class action settlement based on actuarial assessments and the provisions of the Settlement Agreement. At 31 December 2020, the provision for Gold Fields’ share of the settlement of the class action claims and related costs amounts to US$18.3 million (R268.6 million) (2019: US$21.2 million (R297.1 million)). The nominal value of this provision is US$23.1 million (R339.3 million).
The ultimate outcome of this matter however remains uncertain, with the number of eligible workers successfully submitting claims and receiving compensation being uncertain. The provision is consequently subject to adjustment in the future.
Acid mine drainage
Acid mine drainage (“AMD”) or acid rock drainage (“ARD”), collectively called acid drainage (“AD”) is formed when certain sulphide minerals in rocks are exposed to oxidising conditions (such as the presence of oxygen, combined with water). AD can occur under natural conditions or as a result of the sulphide minerals that are encountered and exposed to oxidation during mining or during storage in waste rock dumps, ore stockpiles or tailings dams. The acidic water that forms usually contains iron and other metals if they are contained in the host rock.
Gold Fields has identified incidences of AD, and the risk of potential short-term and long-term AD issues, specifically at its Cerro Corona, South Deep and St Ives mines and, at currently immaterial levels, its Tarkwa and Damang mines.
Gold Fields commissioned additional technical studies during 2015 to 2021 to identify the steps required to prevent or mitigate the potentially material AD impacts at Cerro Corona but none of these studies have allowed Gold Fields to generate a reliable estimate of the total potential impact on the Group. South Deep have concluded technical studies which have indicated that, subject to the implementation of targeted mitigation measures (such as landfill removal and specialised cover on the Doornpoort tailings landforms) and no regional hydrogeological changes, AD generation will be mitigated and/or contained thus resulting in no potential residual environmental risk. St Ives has initiated technical investigations into potential AD generation, identified as part of progressive rehabiliation activites, at the Cave Rocks landform and open pit. Damang is not currently mining at the Rex Open Pit, which has resulted in groundwater rebounding to natural groundwater levels within the Pit. This has inundated the reactive AD zone at Rex Pit and water quality monitoring data has shown no current AD generation. Gold Fields’ mine closure cost estimates for 2020 contain costs for the aspects of AD management which the Group has reliably been able to estimate.
Gold Fields continues to investigate technical solutions at Cerro Corona, to better inform appropriate short- and long-term mitigation strategies for AD management and to work towards a reasonable cost estimate of potential issues. Further studies are planned for 2021. South Deep continue to implement required mitigation measures to prevent AD, which have been included in their 2020 closure cost estimates and or business plans. There is an inherent uncertainty on the outcome of the re-watering
of Cooke 4 (Ezulwini) and also other possible hydrogeological influences, over which South Deep do not have control. Gold Fields is investigating the AD potential and risk at St Ives (Cave Rocks) and water quality monitoring programmes continue at South Deep and Damang.
No adjustment for any effects on the Group that may result from AD, if any, has been made in the consolidated financial statements other than through the Group’s normal environmental rehabilitation costs provision (refer note 25.1).